UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): May 13, 2022

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-262285	87-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR	97756
(Address of principal executive offices)	(Zip Code)

(541) 797-6714

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value	XPON	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry Into a Material Definitive Agreement

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02	Appointment of Principal Officers

Effective May 10, 2022, Expion360 Inc. (the “Company”) appointed Greg Aydelott, age 49, as its Chief Accounting Officer. Mr. Aydelott has no family relationship with any director or executive officer of the Company, nor any person nominated or chosen by the Company to become a director or executive officer of the Company.

Prior to his appointment as Chief Accounting Officer of the Company, Mr. Aydelott served as the Controller of the Company from February 22, 2022 until May 10, 2022. Before joining the Company, Mr. Aydelott worked at Samaritan Health Services in Corvallis, Oregon from June 2021 to March 2022, where he served as Sr. Financial Analyst. Samaritan Health Services is a regional hospital system serving three counties and has no affiliation with the Company. Before joining Samaritan Health Services in June 2021, Mr. Aydelott was Director of Business Operations of Mission Senior Living in Carson City, Nevada from January 2016 to June 2021. Mission Senior Living is a growing senior housing company with communities in four states and has no affiliation with the Company.

Mr. Aydelott and the Company entered into a standard employment agreement, pursuant to which the Company agreed to provide Mr. Aydelott a base salary of $108,000 per year, an annual bonus award based on the achievement of performance objectives and targets established annually by the Company’s Board of Directors or Compensation Committee, and standard employee benefits. The employment agreement has a one-year term that renews automatically unless terminated by the Company or Mr. Aydelott. In addition, the Company’s Board of Directors granted Mr. Aydelott an option to purchase 50,000 shares of common stock of the Company at an exercise price equal to the closing price of the stock on the date of grant. Such option was granted on May 2, 2022 in anticipation of Mr. Aydelott’s appointment as Chief Accounting Officer the following week.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: May 13, 2022	By:	/s/ John Yozamp
John Yozamp
Chief Executive Officer